As filed with the Securities and Exchange Commisson on November 3, 1999


                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                             1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             MuniHoldings Fund, Inc.
                           MuniHoldings Fund II, Inc.
                         MuniHoldings Insured Fund, Inc.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
  -----------------------------------------------------------------------------

               (Name of Registrant as Specified In Its Charter)


  -----------------------------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
   -----------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

   -----------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

     (5) Total fee paid:

   -----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

   -----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
   -----------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

   -----------------------------------------------------------------------------

     (3) Filing Party:

   -----------------------------------------------------------------------------

     (4) Date Filed:

   -----------------------------------------------------------------------------

     Notes:


     ---------
  1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                             MUNIHOLDINGS FUND, INC.
                           MUNIHOLDINGS FUND II, INC.
                         MUNIHOLDINGS INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011


                                ----------------

                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                                ----------------


                                December 15, 1999

TO THE STOCKHOLDERS OF MUNIHOLDINGS FUND, INC., MUNIHOLDINGS FUND II, INC. AND MUNIHOLDINGS INSURED FUND INC.:

      NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (each a "Meeting" and collectively, the "Meetings") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds.") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 15, 1999 at the time specified in Exhibit A for the following purposes:

      (1) To elect a Board of Directors of each Fund to serve for the ensuing year;

      (2) To consider and act upon a proposal to ratify the selection of independent auditors of each Fund for its current fiscal year; and

      (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of each Fund has fixed the close of business on October 20, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      A complete list of the stockholders of each Fund entitled to vote at its Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after December 1, 1999, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the respective Fund.

                                             By Order of the Boards of Directors

                                             WILLIAM E. ZITELLI, JR.
                                             Secretary of the Funds

Plainsboro, New Jersey
Dated: November 3, 1999

                            COMBINED PROXY STATEMENT


                                ----------------


                            MUNIHOLDINGS FUND, INC.
                           MUNIHOLDINGS FUND II, INC.
                           MUNIHOLDINGS INSURED, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011


                                ----------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS

                                ----------------


                                December 15, 1999


                                  INTRODUCTION


      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of the above-listed Funds (each a "Fund" and, collectively, the "Funds") to be voted at the 1999 Annual Meeting of Stockholders of each Fund (each a "Meeting" and collectively, the "Meetings"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 15, 1999 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is November 4, 1999.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors of each Fund to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for each Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors of each Fund has fixed the close of business on October 20, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of common stock ("Shares") and shares of auction market preferred stock ("AMPS") indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

      The Board of Directors of each Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1. ELECTION OF DIRECTORS

      At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:


          (1) All such proxies of the holders of shares of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and


          (2) All such proxies of the holders of shares of Common Stock and AMPS, voting together as a single class, will be voted in favor of the five
     (5) persons designated as Directors to be elected by holders of Common Stock and AMPS.

          The Board of Directors of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

      Certain information concerning the nominees, including their designated classes, is set forth below. Additional information concerning the nominees is set forth in Exhibit A.



         To be Elected by Holders of AMPS, Voting Separately as a Class

                                                            Principal Occupations During Past
Name and Address of Nominee          Age                 Five Years and Public Directorships(1)
---------------------------          ---                 --------------------------------------
Charles C. Reilly(1)(2)               68      Self-employed financial consultant since 1990; President and
9 Hampton Harbor Road                            Chief Investment Officer of Verus Capital, Inc. from 1979
Hampton Bays, New York 11946                     to 1990; Senior Vice President of Arnhold and S.
                                                 Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor,
                                                 Columbia University Graduate School of Business from
                                                 1990 to 1991; Adjunct Professor, Wharton School, The
                                                 University of Pennsylvania from 1989 to 1990.

Richard R. West(1)(2)                 61      Professor of Finance since 1984, and Dean from 1984 to 1993,
Box 604                                          and currently Dean Emeritus of New York University
Genoa, Nevada 89411                              Leonard N. Stern School of Business Administration;
                                                 Director of Bowne & Co., Inc., Vornado Realty Trust, Inc.,
                                                 Vornado Operating Company and Alexander's Inc

         To be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class

                                                            Principal Occupations During Past
Name and Address of Nominee           Age                Five Years and Public Directorships(1)
---------------------------           ---                --------------------------------------

Ronald W. Forbes(1)(2)                59      Professor of Finance, School of Business, State University of
1400 Washington Avenue                           New York at Albany, since 1989; Consultant, Urban
Albany, New York 12222                           Institute, Washington, D.C. since 1995.


                                                            Principal Occupations During Past
Name and Address of Nominee           Age                Five Years and Public Directorships(1)
---------------------------           ---                --------------------------------------
Terry K.Glenn  (1)*                   59      Exeutive  Vice President of Fund Asset Management, L.P. ("FAM") and
P.0. Box 9011                                    MLAM (which terms as used herein include their corporate
Princeton, New Jersey 08543-9011                 predecessors)  since 1983; Executive Vice President and Director of Princeton Services Inc. ("Princeton Services") since 1993;
                                                 President of Princeton Funds Distributor, Inc. ("PFD") since
                                                 1986 and Director thereof since 1991; President of
                                                 Princeton Administrators, L.P. ("Princeton Administrators")
                                                 since 1988.

Cynthia A.  Montgomery(1)(2)          47      Professor,  Harvard Business School since 1989; Associate
Harvard  Business School                         Professor,  J.L.Kellogg  Graduate School of Management,
Soldiers  Field  Road                            Northwestern  University  from 1985 to 1989; Assistant
Boston,  Massachusetts  02163                    Professor,  Graduate School of Business Administration,
                                                 The  University of Michigan from 1979 to 1985;  Director,
                                                 UNUM Corporation since 1990 and Director of Newell Co.
                                                 since 1995.

Kevin A. Ryan(1)(2)                   67      Founder and Director Emeritus of The Boston University Center
127 Commonwealth Avenue                          for the Advancement of Ethics and Character and Director thereof
Chestnut Hill, Massachusetts 02167               until 1999; Professor until 1999 and currently Professor Emeritus of
                                                 Education at Boston University since 1992;  formerly  taught on the faculties of The University of Chicago, Stanford University and Ohio
                                                 State University.

Arthur Zeikel(1)*                     67      Chairman of FAM and MLAM (which terms as used herein
300 Woodlawn Avenue                              include their corporate predecessors) from 1997 to 1999
Westfield, New Jersey 07090                      and President thereof rom 1977 to 1997; Chairman of
                                                 Princeton Services, from 1997 to 1999, Director
                                                 thereof from 1993 to 1999 and President thereof from
                                                 1993 to 997; Executive Vice President of Merrill Lynch
                                                 1& Co., Inc. from 1990 to 1999.

-----------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as
    investment  adviser.   See  "Information  pertaining to Officers and
    Directors" in Exhibit A.

(2) Member of the Audit Committee of each Board.

* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

      Committee and Board of Directors' Meetings. The Board of Directors of each Fund has a standing Audit Committee, which consists of the Directors who are not "interested persons" of that Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by each Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. No Fund's Board of Directors has a nominating committee.

      During each Fund's last fiscal year, each of the Board of Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of meetings of the Audit Committee held during such period.

      Compliance  with  Section  16(a) of the  Securities  Exchange Act of 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of each Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

       Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year except that Robert A. Didella inadvertently failed to make a timely Form 4 filing disclosing his purchase of shares of MuniHoldings Fund, Inc. and failed to file a timely Form 5 disclosing his annual total purchases and shares of MuniHoldings Fund II, Inc. These oversights were corrected by subsequent filings.

     Interested Persons. Each Fund considers Mr. Zeikel and Mr. Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions each holds or has held with FAM and its affiliates and/or due to their ownership of securities issued by ML & Co. Mr. Glenn is the President of each Fund.

      Compensation of Directors. FAM, the investment adviser of each Fund, pays all compensation of all officers and all Directors of the Funds who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a "non-interested Director") a fee of $1,000 per year plus $200 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Each Fund also pays each member of its Audit Committee, which consists of all the non-interested Directors, an annual fee of 800 per year together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional fee of $1,000. Information with respect to fees and expenses paid to the Directors for each Fund's most recently completed fiscal year is set forth in Exhibit A.

      Officers of the Fund. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of a Fund are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

      Stock Ownership. At the Record Date, the Directors and officers of each Fund as a group (14 persons) owned an aggregate of less than 1% of the Common Stock of each Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Director of each Fund, and Mr. Glenn, a Director and Officer of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                    ITEM 2. SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of each Fund, including a majority of the Directors who are not interested persons of the Fund, have selected independent auditors to examine the financial statements of the Fund for the current fiscal year. No Fund knows of any direct or indirect financial interest of such firm in that Fund. Such appointment is subject to ratification or rejection by the stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

      Ernst & Young, LLP has been selected by each Fund's Board to act as independent auditors. E&Y also acts as independent auditors for other investment companies for which FAM acts as investment adviser. The fees received by E&Y from these other entities are substantially greater, in the aggregate, than the fees received by it from the Fund. The Board of Directors of each of the Funds considered the fact that E&Y has been retained as the independent auditors for such other entities in its evaluation of the independence of E&Y with respect to the applicable Fund.


      Representatives of E&Y are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.


                             ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

      In order to obtain the necessary quorum at each Meeting (i.e., a majority of the shares of each class of each Fund's securities entitled to vote at each Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund.

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of E&Y as independent auditors.

      With respect to Item 1, "Election of Directors," holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated above and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a plurality of the votes cast by the holders of AMPS, represented at each Meeting and entitled to vote: (ii) election of the remaining Directors will require a plurality of the votes cast by the holders of Common Stock and the AMPS represented at each Meeting and entitled to vote, voting together as a single class.

      With respect to Item 2. "Ratification of the Selection of Independent Auditors," assuming a quorum is present, approval will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and the AMPS represented present in person or by proxy at each Meeting and entitled to vote, voting together as a single class.

      Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S'"), holding shares of each Fund in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock
Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

Address of Investment Adviser

      The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

      Each Fund will furnish, without charge, a copy of its annual report for the Fund's last fiscal year and a copy of its most recent Semi-Annual report to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: William E. Zitelli, Jr., Secretary, or to 1-800-456-4587 ext. 123.

Stockholder Proposals

     It is currently intended that the 2000 Annual Meeting of Stockholders of the Fund will be held in December 2000. If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 6, 2000.

                                              By Order of the Board of Directors

                                              WILLIAM E. ZITELLI, JR.
                                              Secretary of the Funds

Dated: November 3, 1999

                                                                       EXHIBIT A

                       INFORMATION PERTAINING TO EACH FUND

o General Information Pertaining to the Funds

                                            Defined Term         Fiscal year     State of
Fund                                      Used in Exhibit A          End       Organization    Meeting Time
-----                                     -----------------      -----------   ------------    ------------
MuniHoldings Fund, Inc .................   MH Fund                  4/30            MD          10.45 a.m.
MuniHoldings Fund II, Inc ..............   MH Fund II               7/31            MD          11:00 a.m.
MuniHoldings Insured Fund, Inc. ........   MH Ins. Fund             4/30            MD          11:45 a.m.

                                                                                 Shares Outstanding as of the
                                                                                          Record Date
                                                                                 ----------------------------
Fund                                                                                  Shares          AMPS
-----                                                                                 ------          -----

MH Fund ........................................................................    13,777,309        4,400
MH Fund II .....................................................................    11,073,334        3,480
MH Ins. Fund ...................................................................    12,832,937        5,360




o Information Pertaining to Officers and Directors

                                              Year in Which Each Nominee Became a Member of the Board
                                       ---------------------------------------------------------------------
Fund                                    Forbes     Glenn  Montgomery   Reilly     Ryan      West     Zeikel
-----                                   ------     -----  -----------   -----     -----     ----      -----
MH Fund ..............................   1997      1999      1997       1997      1997      1997      1997
MH Fund II ...........................   1998      1999      1998       1998      1998      1998      1998
MH Ins. Fund .........................   1997      1999      1997       1997      1997      1997      1997

      Set  forth in the table  below is  information  regarding  Board and Audit
Committee meetings held and the aggregate fees and expenses paid by each Fund to the non-affiliated Directors during each Fund's most recently completed fiscal year.

                                   Board of Directors                   Audit Committee
                           ---------------------------------- ----------------------------------
                                                                                                  Aggregate
                           # Meetings    Annual   Per Meeting # Meetings    Annual   Per Meeting  Fees and
Fund                          Held*      Fee ($)   Fee ($)**     Held*      Fee ($)   Fee ($)**   Expenses ($)
----                       ----------    ------   ----------- ----------    ------   ----------   ------------
MH Fund ................       7         1,000        200          4          800        N/A       21,004
MH Fund II .............       6         1,000        200          4          800        N/A       19,556
MH Ins. Fund ...........       7         1,000        200          4          800        N/A       20,925

------------
 *  Includes meetings held via teleconferencing equipment.


** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

     Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors for the most recently ended fiscal year.


                                                                    Compensation From Fund ($)*
                                                       ---------------------------------------------------
Fund                                                   Forbes   Montgomery    Reilly       Ryan       West
----                                                   ------   -----------   ------       ----       ----
MH Fund .............................................. 3,900    3,900          4,900       3,900      3,900
MH Fund II ........................................... 3,600    3,600          4,600       3,600      3,600
MH Ins. Fund ......................................... 4,300    4,300          5,300       4,300      4,300

------------
* No pension or retirement benefits are accrued as part of Fund expenses.


      Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-interested Directors for the year ended December 31, 1998.


                                                                           Aggregate Compensation From
                                                                      Fund and Other FAM/MLAM Advised Funds
Name of Director                                                            Paid to Directors ($) (1)
----------------                                                      -------------------------------------

Ronald W. Forbes ...................................................                 192,567
Cynthia A. Montgomery ..............................................                 192,567
Charles C. Reilly ..................................................                 362,858
Kevin A. Ryan ......................................................                 192,567
Richard R. West ....................................................                 346,125

------------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Forbes (42 registered investment companies consisting of 55 portfolios); Ms. Montgomery (42 registered investment companies consisting of 55 portfolios); Mr. Reilly (60 registered investment companies consisting of 73 portfolios); Mr. Ryan (42 registered investment companies consisting of 55 portfolios) and Mr. West (62 registered investment companies consisting of 86 portfolios).

     Set forth in the table below is information about the officers of each of the Funds.

                                                                            Officer Since
                                                        ----------------------------------------------------
                                                                                                        MH
                                                                                 MH         MH         Ins.
Name and Biography                                       Age       Office       Fund      Fund II      Fund
------------------                                       ---       ------       ----      -------      ----
Terry K. Glenn                                           59       President*    1997       1998        1997
   Executive Vice President of MLAM and FAM
   since 1983; Executive Vice President and Director
   of Princeton  Services  since 1993;  President of
   Princeton  Funds  Distributor  ("PFD") since 1986
   and Director  thereof since 1991; President of
   Princeton Administrators, L.P. since 1988.

Vincent R. Giordano                                      55       Senior        1997       1998        1997
   Senior Vice President of FAM and MLAM since                    Vice
   1984; Portfolio Manager of FAM and MLAM                        President
   since 1977; Senior Vice President of Princeton
   Services since 1993.

Kenneth A. Jacob                                         48       Vice          1997       1998        1997
   First Vice President of MLAM since 1997; Vice                  President
   President  of FAM and MLAM from  1984 to 1997;
   Vice  President  of FAM since 1984.

Donald C. Burke                                          39       Vice          1997       1998        1997
   Senior Vice President, Treasurer and Director                  President
   of Taxation of MLAM; Senior Vice President and                 Treasurer     1999       1999        1999
   Treasurer of Princeton Services; Vice President
   of PFD; First Vice President of MLAM from 1997 to
   1999; Vice President of MLAM from 1990 to 1997.

John Loffredo, CFA                                       35       Vice          1997         --          --
   Vice President of MLAM since 1991.                             President

Robert A. DiMella, CFA                                   33       Vice          1997       1998        1998
   Vice President of MLAM since 1997; Assistant                   President
   Portfolio Manager of MLAM from 1993 to 1995;
   Assistant Portfolio Manager with Prudential
   Investment Advisors from 1991 to 1993.


William R. Bock                                          63       Vice            --         --        1997
   Vice President of MLAM since 1989                              President

William E. Zitelli,Jr.                                   31       Secretary     1999       1999        1999
   Attorney associated with MLAM since 1998;
   Attorney associated with Pepper Hamilton LLP
   from 1997 to 1998;  Attorney associated with
   Reboul, MacMurray, Hewitt, Maynard and Kristol
   from 1994 to 1997.

----------------
* Terry K. Glenn served as Executive Vice President until he became President this year.

                             MUNIHOLDINGS FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011            COMMON STOCK
                                      PROXY

           This proxy is solicited on behalf of the Board of Directors



               The undersigned hereby appoints Terry K. Glenn and William E. Zitelli, Jr. as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999 or any adjournment thereof.



               This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

               By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes:  [ ] or  [ ] in blue or black ink.

1.   ELECTION OF DIRECTORS          FOR all nominees listed below                        WITHHOLD AUTHORITY
                                    (except as marked to the contrary below)  [ ]        to vote for all nominees listed below  [ ]



     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
     Terry K. Glenn, Ronald W. Forbes, Cynthia A. Montgomery, Kevin A. Ryan and Arthur Zeikel.



2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
     FOR [ ]    AGAINST [ ]     ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustree or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated: ___________________________________________, 1999

                        X
                        --------------------------------------------------------
                                               Signature
                        X
                        --------------------------------------------------------
                               Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.

                             MUNIHOLDINGS FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011          AUCTION MARKET
                                      PROXY                      PREFERRED STOCK

           This proxy is solicited on behalf of the Board of Directors


               The undersigned hereby appoints Terry K. Glenn and William E. Zitelli, Jr. as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999 or any adjournment thereof.


               This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

               By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes:  [ ] or  [ ] in blue or black ink.

1.   ELECTION OF DIRECTORS          FOR all nominees listed below                        WITHHOLD AUTHORITY
                                    (except as marked to the contrary below)  [ ]        to vote for all nominees listed below [ ]



     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
     Terry K. Glenn, Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly,
      Kevin A. Ryan, Richard R. West and Arthur Zeikel.


2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
     FOR [ ]    AGAINST [ ]     ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustree or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         Dated: __________________________________________, 1999

                         X
                         -------------------------------------------------------
                                               Signature
                         X
                         -------------------------------------------------------
                                       Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.

                           MUNIHOLDINGS FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011            COMMON STOCK
                                      PROXY

           This proxy is solicited on behalf of the Board of Directors


               The undersigned hereby appoints Terry K. Glenn and William E. Zitelli, Jr. as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings Fund II, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999 or any adjournment thereof.


               This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

               By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes:  [ ] or  [ ] in blue or black ink.

1.   ELECTION OF DIRECTORS          FOR all nominees listed below                        WITHHOLD AUTHORITY
                                    (except as marked to the contrary below)  [ ]        to vote for all nominees listed below  [ ]



     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
     Terry K. Glenn, Ronald W. Forbes, Cynthia A. Montgomery, Kevin A. Ryan and Arthur Zeikel.


2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
     FOR [ ]    AGAINST [ ]     ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustree or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated: ___________________________________________, 1999

                        X
                        --------------------------------------------------------
                                               Signature
                        X
                        --------------------------------------------------------
                                       Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.

                           MUNIHOLDINGS FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011          AUCTION MARKET
                                      PROXY                      PREFERRED STOCK

           This proxy is solicited on behalf of the Board of Directors


               The undersigned hereby appoints Terry K. Glenn and William E. Zitelli, Jr. as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings Fund II, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999 or any adjournment thereof.


               This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

               By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes:  [ ] or  [ ] in blue or black ink.

1.   ELECTION OF DIRECTORS          FOR all nominees listed below                        WITHHOLD AUTHORITY
                                    (except as marked to the contrary below)  [ ]        to vote for all nominees listed below  [ ]



     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
     Terry K. Glenn, Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West and Arthur Zeikel.


2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
     FOR [ ]   AGAINST [ ]     ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustree or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated: ___________________________________________, 1999

                        X
                        --------------------------------------------------------
                                               Signature
                        X
                        --------------------------------------------------------
                                       Signature, if held jointly



Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.

                         MUNIHOLDINGS INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011            COMMON STOCK
                                      PROXY

           This proxy is solicited on behalf of the Board of Directors


               The undersigned hereby appoints Terry K. Glenn and William E. Zitelli, Jr. as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999 or any adjournment thereof.


               This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

               By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes:  [ ] or [ ] in blue or black ink.

1.   ELECTION OF DIRECTORS          FOR all nominees listed below                        WITHHOLD AUTHORITY
                                    (except as marked to the contrary below)  [ ]        to vote for all nominees listed  below  [ ]



     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
     Terry K. Glenn, Ronald W. Forbes, Cynthia A. Montgomery, Kevin A. Ryan and Arthur Zeikel.


2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
     FOR [ ]    AGAINST [ ]      ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustree or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated: ___________________________________________, 1999

                        X
                        --------------------------------------------------------
                                              Signature
                        X
                        --------------------------------------------------------
                                        Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.

                         MUNIHOLDINGS INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011          AUCTION MARKET
                                      PROXY                      PREFERRED STOCK

           This proxy is solicited on behalf of the Board of Directors


               The undersigned hereby appoints Terry K. Glenn and William E. Zitelli, Jr. as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999 or any adjournment thereof.


               This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

               By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes:  [ ] or  [ ] in blue or black ink.

1.   ELECTION OF DIRECTORS          FOR all nominees listed below                        WITHHOLD AUTHORITY
                                    (except as marked to the contrary below)  [ ]        to vote for all nominees listed below  [ ]


     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
     Terry K. Glenn, Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West and Arthur Zeikel.
0

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
     FOR [ ]     AGAINST [ ]      ABSTAIN [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustree or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated: ___________________________________________, 1999

                        X
                        --------------------------------------------------------
                                              Signature
                        X
                        --------------------------------------------------------
                                       Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly using the Enclosed Envelope.